Appendix A

List of Entities Covered by the Transfer Agency Agreement
As of February 25, 2010

JPMorgan Institutional Trust – Delaware Statutory Trust
JPMorgan Intermediate Bond Trust
JPMorgan Core Bond Trust
JPMorgan Equity Index Trust

J.P. Morgan Fleming Mutual Fund Group, Inc. – Maryland Corporation
JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Group – Massachusetts Business Trust
JPMorgan Short Term Bond Fund II

J.P. Morgan Mutual Fund Investment Trust – Massachusetts Business Trust
JPMorgan Growth Advantage Fund

JPMorgan Insurance Trust – Massachusetts Business Trust
JPMorgan Insurance Trust Balanced Portfolio (to be removed upon liquidation)
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio (to be renamed JPMorgan Insurance Trust Mid Cap Growth Portfolio as of 5/1/10)
JPMorgan Insurance Trust Equity Index Portfolio
JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Intrepid Growth Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
JPMorgan Insurance Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio

JPMorgan Trust I – Delaware Statutory Trust
Highbridge Dynamic Commodities Strategy Fund
Highbridge Statistical Market Neutral Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Access Balanced Fund
JPMorgan Access Growth Fund
JPMorgan Alternative Strategies Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan Asia Equity Fund
JPMorgan California Municipal Money Market Fund
JPMorgan California Tax Free Bond Fund
JPMorgan China Region Fund
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Dynamic Growth Fund

JPMorgan Trust I – Delaware Statutory Trust (continued)
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Emerging Economies Fund
JPMorgan Emerging Markets Debt Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan Federal Money Market Fund
JPMorgan Global Focus Fund
JPMorgan Growth and Income Fund
JPMorgan Income Builder Fund
JPMorgan India Fund
JPMorgan Inflation Managed Bond Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan International Currency Income Fund
JPMorgan International Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Opportunities Plus Fund
JPMorgan International Realty Fund
JPMorgan International Small Cap Equity Fund
JPMorgan International Value Fund
JPMorgan International Value SMA Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid European Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid International Fund
JPMorgan Intrepid Japan Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund (to be renamed JPMorgan U.S. Dynamic Plus Fund as of the later of 5/3/2010 or 60 days after notice is provided to shareholders of the name change)
JPMorgan Intrepid Value Fund
JPMorgan Latin America Fund
JPMorgan Market Neutral Fund (to be renamed JPMorgan Research Market Neutral Fund as of 2/28/10)
JPMorgan Mid Cap Equity Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Prime Money Market Fund
JPMorgan Real Return Fund
JPMorgan Research Long/Short Fund (to be effective upon the effectiveness of the Fund’s registration statement)
JPMorgan Russia Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund
JPMorgan SmartRetirement 2020 Fund

JPMorgan Trust I – Delaware Statutory Trust (continued)
JPMorgan SmartRetirement 2025 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2035 Fund
JPMorgan SmartRetirement 2040 Fund
JPMorgan SmartRetirement 2045 Fund
JPMorgan SmartRetirement 2050 Fund
JPMorgan Strategic Income Opportunities Fund
JPMorgan Strategic Preservation Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware High Income Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Tax Aware Real Return SMA Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Total Return Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund
JPMorgan U.S. Research Equity Plus Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund
JPMorgan Value Discovery Fund

JPMorgan Trust II – Delaware Statutory Trust
JPMorgan Arizona Municipal Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
JPMorgan International Equity Index Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Growth Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Limited Duration Bond Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan Market Expansion Index Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Trust II – Delaware Statutory Trust (continued)
JPMorgan Municipal Income Fund
JPMorgan Municipal Money Market Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Ohio Municipal Money Market Fund
JPMorgan Short Duration Bond Fund
JPMorgan Short-Intermediate Municipal Bond Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Tax Free Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Real Estate Fund
JPMorgan U.S. Treasury Plus Money Market Fund

UM Investment Trust – Massachusetts Business Trust
Undiscovered Managers Multi-Strategy Fund

Undiscovered Managers Funds – Massachusetts Business Trust
JPMorgan Realty Income Fund
Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund

This Schedule A supersedes and replaces any previously executed Schedule A between the parties.

*	*	*	*	*	*

JPMorgan Trust I	JPMorgan Chase Bank, N.A.
JPMorgan Trust II
Undiscovered Managers Funds
J.P. Morgan Mutual Fund Group
J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Investment Trust
UM Investment Trust
JPMorgan Institutional Trust
JPMorgan Insurance Trust

By:	/s/ Francesco Tango	By:	/s/ Brian Agnew

Name:	Francesco Tango	Name:	Brian Agnew

Title:	Assistant Treasurer	Title:	Vice President

Date:		Date: